Exhibit 10.3D

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                   8% CONVERTIBLE SUBORDINATED PROMISSORY NOTE
                               Due August 8, 2002

$300,000                                                          August 8, 2000

      LCS Golf, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay American Warrant Partners, LLC (such payee and each subsequent holder from time to time of this Note being hereinafter called the "Holder") the principal sum of Three Hundred Thousand Dollars ($300,000) together with interest thereon (collectively, the "Note Amount") calculated from the date hereof in accordance with the provisions of this 8% Convertible Promissory Note ("Note"). Payments on this Note are to be made at such address as duly designated by the Holder, in lawful money of the United States of America.

            The Company agrees that the proceeds of this Note shall not, without the consent of the Holder, be used to pay (a) any indebtedness for borrowed money or (b) any of the Company's obligations, including indebtedness (both principal and any interest thereon) for borrowed funds and unpaid salaries, fees or other compensation, owed to any officers or directors or stockholders owning one percent or more of the Company's outstanding shares of Common Stock or any of their family members or affiliates (collectively, the "Insiders") for whatever purpose made and whether or not evidenced by a note, bond, debenture or other formal instrument, excluding, for the purposes hereof, any salaries or fees payable on a current basis to officers and directors in the ordinary course of the Company's business.

            1. Payment of Principal and Interest; Rate. Principal shall be payable in one payment on August 8, 2002 (the "Maturity Date"). Interest shall be payable on a quarterly basis commencing September 30, 2000 and continue on each December 31, March 31, June 30, and September 30, thereafter until the Note is paid in full; provided, however, that if on any such day banks in the City of New York are authorized or required to close, an interest payment payable on

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such date will be payable on the next day that banks in the City of New York are not authorized or required to close.

            This Note shall bear interest on the outstanding principal amount hereof at the annual rate of interest of eight percent (8%). Interest shall accrue on the principal amount of this Note outstanding from time to time (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof. Interest shall be payable on the Maturity Date or upon acceleration of maturity or voluntary prepayment of this Note as provided herein.

            In addition, if the Securities and Exchange Commission does not declare effective a Registration Statement relating to all of the Conversion Stock (as hereinafter defined) in a manner set forth in that certain Registration Right Agreement of even herewith between the Company and the Holder ("Registration Statement"), the Conversion Price will decrease and the interest rate will increase in the manner set forth therein.

            At the Company's option, so long as the Company's authorized capital is sufficient and the Company issues freely tradeable and fully registered shares, the Company shall have the right, in lieu of paying some or all of any interest in cash, to issue such number of shares of Common Stock to the Holder which is equal to the interest payment divided by the Current Market Price (as such term is defined in Paragraph 2(c) of this Note. By way of example, if the amount of the interest payment is $1,000 and the market price of the Common Stock is $2.00 per share, then the Company may issue 500 shares of Common Stock to the Holder. Fractional amounts will be rounded to the nearest whole-number.

            2. Conversion.

            (a) Right to Convert; Mandatory Conversion. Subject to and upon compliance with the provisions of this Note, the Holder shall have the right at any time to convert all or any portion hereof, in denominations of $1,000 principal amount at maturity or integral multiples thereof, into that number of fully paid and nonassessable whole shares of the Company's common stock, $.001 par value (the "Common Stock") obtained by dividing (i) the Note Amount plus any accrued and unpaid interest, through and including the date of conversion, by
(ii) $.25 (the "Conversion Price"), which is subject to adjustment (i) (a) 30 days after the date hereof and/or (b) in the event the Registration Statement (defined below) is not filed by September 15, 2000, then on the date the Registration Statement is filed with the Securities and Exchange Commission, to the lower of $.25 or 80% of the Current Market Price (as defined below), and
(ii) pursuant to Paragraph 4 below.

            The shares of Common Stock issuable upon conversion of the Note (the "Conversion Stock"), when the same shall be issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable Common Stock in the hands of the Holders thereof.

            (b) Mechanics of Conversion. In order to effect the conversion of the Note into Conversion Stock, the Holder shall surrender to the Company the Note to be converted accompanied


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

by a duly executed notice of conversion stating that the Holder elects to convert all or a specified portion of the Note Amount in accordance with the provisions hereof and specifying the name or names in which such Holder wishes the Conversion Stock to be issued.

            In case such notice shall specify a name or names other than that of the Holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of Conversion Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than based on income) that may be payable in respect of any issue or delivery of Common Stock upon conversion of the Note.

            As promptly as practicable and in any event within ten business days after surrender of the Note to be converted and the receipt of such notice of conversion relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that any such taxes have been paid) the Company will deliver promptly to, or upon the written order of, the Holder of this Note (i) certificates representing the number of validly issued, fully paid and nonassessable whole shares of Conversion Stock to which the Holder shall be entitled, (ii) any cash owing in lieu of a fractional Conversion Stock, determined in accordance with subparagraph (d) of this Section 2 and (iii) if fewer than all the Note Amount surrendered are being converted, a new Note, of like tenor, evidencing a principal amount at maturity equal to the principal amount at maturity of the Note surrendered for conversion less the principal amount at maturity of the Notes being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted and the making of any such required payment. Upon such conversion, the rights of the Holder being converted shall cease except for the right to receive Conversion Stock (or such other consideration as provided herein) in accordance herewith, and the person entitled to receive the Conversion Stock shall be treated for all purposes as having become the record Holder of such Conversion Stock at such time.

            (c) For purposes of this Paragraph 2, the following terms shall have the meaning indicated:

                        (1) "Current Market Price" means the average of the
                  daily Closing Prices per share of Common Stock on the principal trading market of the Common Stock for the five (5) consecutive Trading Days immediately prior to the conversion date in question.

                        (2) "Trading Day" means (a) if shares of Common Stock
                  are listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for business or(b) if such Common Shares are not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.


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            (d) No Fractional Shares. No fractional Conversion Stock or scrip representing fractional Conversion Stock shall be issued upon conversion of this Note. Instead of any fractional Conversion Stock that would otherwise be issuable upon conversion of any Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Current Market Price at the close of business on the Trading Day immediately preceding the date of conversion.

            3. [Intentionally Omitted]

            4. Antidilution

            (a) Adjustments Generally. The Conversion Price and the number of shares of Conversion Stock (or other securities or property) issuable upon exercise of this Note shall be subject to adjustment from time to time upon the occurrence of certain events as provided herein.

                  Except as hereinafter provided, in case the Company shall at any time after the date hereof issue, grant or sell any shares of Additional Stock (as hereinafter defined) for a consideration, exercise or conversion price per share less than the Conversion Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Conversion Price shall (upon such issuance or sale) be reduced to a price (calculated to the nearest cent) determined by dividing
(i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price then in effect, plus (b) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Conversion Price be adjusted pursuant to this computation to an amount in excess of the Conversion Price in effect immediately prior to such computation. "Additional Stock" shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Company's treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than:

                  (A) Common Stock issued or issuable upon conversion of the Note;

                  (B) Options granted and Common Stock issued or issuable upon the exercise thereof to purchase up to 2,000,000 shares of Common Stock (adjusted for any stock splits, dividends or recapitalizations) on a post-Closing, fully-diluted, as-converted basis pursuant to the Company's stock option plan, currently in effect. Other options shall be treated as Additional Stock for purposes of this Section 4; and


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

                  (C) Common Stock or rights to acquire Common Stock issued or issuable in connection with an acquisition by the Company of another business entity as the material assets of another business entity;

            For the purpose of any computation to be made in accordance with this Section 4(f), the following provisions shall be applicable:

                  (1) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                  (2) In the case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the fair market value of such consideration as determined in good faith by the Board.

                  (3) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                  (4) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

            (ii) In the case of the issuance of options, rights, or warrants to purchase or subscribe for shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock, or options, rights or warrants to purchase or subscribe for any such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4(a):

            (A) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and shall be deemed to be issued for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration received in connection with sale of the foregoing, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise of rights shall not have expired or terminated unexercised.

            (B) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and shall be deemed to be issued for a consideration equal to the consideration received in connection with the sale of the foregoing received by the Company for such securities, plus the consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection
(B) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

            (C) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (A) of this
Section 4(e)(ii), or in the price per share at which the securities referred to in subsection (B) of this Section 4(e)(ii) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

            (D) Except as otherwise provided in this Section 4(a)(ii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon exercise of options, rights or warrants or upon the actual issuance of such Common Stock upon conversion or exchange of any convertible or exchangeable securities.

            (iii) In the event of a split of Common Stock, dividend of Common Stock, subdivision of Common Stock, combination or reclassification of Common Stock (including where the Common Stock is exchanged for common stock of another entity) (each, an "Action"), the Conversion Price shall be adjusted to equal the Conversion Price immediately prior to such Action, multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such Action, and the denominator of which is the number of shares of Common Stock outstanding immediately after such Action.

            (iv) No adjustment in the Conversion Price for the note shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such Conversion Price; provided, however, that any adjustments which by reason of this Section 4(a)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 4(a) shall be made to the nearest one cent ($0.01).

            (f) If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 45), provision shall be made so that the Holder of the Note shall thereafter be entitled to receive upon conversion of the Note the number of shares of stock or other securities or property of the Note or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder of the Note after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for the Note then in effect and the number of shares issuable upon conversion of the Note shall be applicable after that event as nearly equivalent as may be practicable.

            (g) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of the Note against impairment.

            (h) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with and into another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected while the note is outstanding in such a manner that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby each Holder of the note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of the note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization or reclassification, consolidation, merger or sale not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Holder of the Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price of the note and of the number of shares of Common Stock issuable upon conversion thereof) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Note. Prior to or simultaneously with the consummation or any such consolidation, merger or sale of the Company, the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of the note, the obligation to deliver to the Holder of the note such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder of the note may be entitled to receive, and containing the express assumption of such successor corporation of the due and punctual performance and observance of every provision of the note to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder with respect to the note.

            (i) In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Holder, at least 5 business days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            (j) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of a statement, signed by its chief financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of the note, furnish or cause to be furnished to the Holder a like note setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the note at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the note.

            (k) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Note, in addition to such other remedies as shall be available to the Holder of the Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions.

            (l) The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon conversion of the note; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of the Note in respect of which such shares are being issued.

            (m) All shares of Common Stock that may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Company, be validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto.

            (n) Any notice required by the provisions of this Section 4 to be given to the Holders of the Note shall be deemed given if sent by overnight courier or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the stock books of the Company.

            (o) In the event the Note shall be converted pursuant to Section 4 hereof or otherwise reacquired by the Company, the shares so converted or reacquired shall be canceled and may not be reissued. The Certificate of Incorporation of the Company may be appropriately amended from time to time to effect the corresponding reduction in the Company's authorized capital stock.

            (b) Failure to Have Registration Statement Declared Effective. If the Securities and Exchange Commission does not declare effective a Registration Statement relating to all of the Conversion Stock, the Conversion Price will decrease in the manner set forth therein and will decrease by an additional 2% thereafter for each 30 day period until such time as the Registration Statement is declared effective.

            (c) Certain Other Events. If any event occurs as to which the foregoing provisions are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Note in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Conversion Price or decreasing the number of Shares subject to purchase upon conversion of this Note.

            (d) Enforceability. The Company will not by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance or any of the terms of the Note but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Note against any of the foregoing events of dilution or other impairment.

            5. Subordination. The Company subject to this Note's terms, rights and restrictions shall grant to Holder a general lien and security interest against all its unindentured assets subordinating, however, to any institutional financial loan or lender, currently existing or in the future, or current prior UCC-1 filed lien holder. In order to effectuate the general lien and security interest of the Holder, the Company agrees to submit a UCC-1 filing to the benefit of the Holder within ten (10) days of the making of this Note. The foregoing general lien and security applies to all unconverted or unredeemed outstanding principal and interest.

            6. Covenants

            (a) Affirmative Covenants: The Company covenants and agrees that, while the Note is outstanding, it shall:

            (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any property belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy that is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

            (b) Preserve its corporate existence and continue to engage in business of the same type as conducted as of the date hereof, and

            (c) Comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements ("Requirement(s)") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials, or officers, that are applicable to the Company; except where the failure to comply would not have a material adverse effect on the Company; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of a Requirement.

            7. Negative Covenants. The Company covenants and agrees that while this Note is outstanding, it will not directly or indirectly:

            (a) Make or forgive any loans to any Insider or guarantee or otherwise in any way become or be responsible for indebtedness for borrowed money, or for obligations, in either case of any of the Insiders, contingently or otherwise, other than such guarantees existing as of the date hereof and advancement of expenses in the ordinary course of business;

            (b) Declare or pay any cash dividends;

            (c) Sell, transfer or dispose of any of its assets other than in the ordinary course of its business and for fair value; or

            (d) Purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding without prior consent of the Holder.


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

            8. Default. Each of the following events shall constitute an "Event of Default" under this Note:

            (a) the failure of the Company to pay when due any interest (and such default continues for 20 days) following written notice, principal or any other sum under this Note;

            (b) the failure of the Company to observe or perform any covenant set forth in this Note, and such default shall remain uncured for a 20 day period following written notice;

            (c) the breach of any representation, warranty or covenant made by the Company in this Note, and such default shall remain uncured for a 20 day period;

            (d) the Company shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated insolvent or be liquidated, or (v) take corporate action for the purpose of any of the foregoing; or

            (e) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or if any petition for any such relief shall be filed against the Company and such petition shall not be dismissed within 60 days;

            (f) if, after requesting in writing reasonable assurances from the Company regarding its duty to pay the amounts payable hereunder in the time periods as set forth herein, in the reasonable judgment of the Holder, the Holder concludes that the Company will be unable to pay when due any unpaid interest, principal or any other sum under this Note, then, upon the occurrence of any Event of Default described above, the unpaid principal amount of and the accrued interest on this Note shall become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company.

            9. Note Due On Sale of Company. If during the term of this Note, the Company consolidates with or merges into another corporation, transfers all or substantially all of its assets, the Company consummates a sale or exchange of 50% or more of the outstanding voting stock of the Company, or the current Board of Directors constitutes less than a majority of the Company's Board, (each or collectively representing a "Change of Control"), the Holder shall thereafter be entitled upon conversion to Common Stock, with respect to each share of Common Stock convertible hereunder immediately prior to the date upon which such Change of Control becomes effective, the securities or property to which a holder of shares of Common Stock is entitled upon Change of Control, without any change in the conversion price in effect immediately prior to such Change of Control, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that all of the provisions of the Note shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of this Note. The Company shall not effect any such Change of Control unless prior to the consummation thereof the successor entity resulting therefrom shall assume all obligations and provisions of this Note which are then applicable and outstanding. Notwithstanding the foregoing, should there be a Change in Control, the Holder, at its election, may choose to forfeit its rights to conversion into Common Stock and, upon written notice to Company, elect to retire this Note and demand payment of all outstanding principal and interest.

            10. Fees and Expenses. The Company shall reimburse the Holder for its reasonable fees and disbursements and the reasonable legal fees and expenses charged by its legal counsel in connection with modifications, waivers, consents, amendments, or enforcement, relating to the Note. In addition, the Company shall reimburse Holder for the reasonable expenses incurred by Holder in connection with the negotiation, documentation and execution of this Note and the closing of the transactions contemplated herein, and any amendment, waiver, consent, supplement or modification hereto or thereto, not to exceed $20,000, including, without limitation, fees of counsel to Holder.

            11.   Miscellaneous.

            (a) This Note shall be construed in accordance with and governed by the laws of the State of New York (without regard to its conflict of laws principles).

            (b) Notwithstanding anything to the contrary contained in this Note, no interest shall accrue or be payable hereunder that is in excess of the maximum amount permitted under the applicable law relating to usury. Any interest that is in excess of the maximum amount permitted under the applicable law relating to usury shall be applied to reduce the outstanding principal balance hereof and shall be deemed to represent a prepayment of principal hereunder.

            (c) No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights of a Holder hereof, except to the extent expressly waived in writing by the Holder.

            (d) This Note may not be modified or discharged except by an instrument in writing executed by the Company and the Holder.

            (e) This Note shall be binding upon and inure to the successors and assigns of the parties hereto.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed by a duly authorized officer.

                                        LCS GOLF, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


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